INVESTOR PRESENTATION MAY 2026

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as "believe," "expect," "intend," "project," "forecast," "plan" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the adverse impact of any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies, travel, the hospitality industry, and the financial condition and results of operations of the Company and its hotels; negative developments or volatility in the economy, including, but not limited to elevated inflation and interest rates, job loss or growth trends, the imposition of trade sanctions or tariffs and any potential retaliatory responses thereto, an increase in unemployment or a decrease in corporate earnings and investment; risks associated with the lodging industry overall, including, without limitation, decreases in the frequency of travel, decreases in the demand for, or frequency of, international travel as a result of evolving global trade dynamics or otherwise, and increases in operating costs; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company's filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward- looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. We also present Comparable Total Revenue, Comparable Room Revenues, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel Adjusted EBITDA, FFO, Adjusted FFO, Comparable Total Revenue, Comparable Room Revenues, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s first quarter 2026 earnings press release dated April 30, 2026.

DIAMONDROCK AT A GLANCE DIVERSIFIED PROPERTIES 9,400 34 26 ROOMS GEOGRAPHIC MARKETS PROPERTIES Luxury Resort Lifestyle Resort Urban Lifestyle Urban Gateway LIFESTYLE/ RESORT URBAN Boston Ft. Worth Ft. Lauderdale Chicago Vail Sausalito Salt Lake City San Diego Key West Sonoma Burlington Phoenix Denver Destin Atlanta Huntington Beach Charleston New Orleans San Francisco Lake Tahoe Sedona New York Austin Paradise Valley/Yellowstone Marathon Minneapolis Bethesda DIVERSIFIED GEOGRAPHYDEMAND SEGMENTATIONPORTFOLIO 3 MARKET EBITDA Boston 12.9% Chicago 12.2% New York City 7.1% Florida Keys 6.3% Fort Lauderdale 5.7% Vail 5.6% Fort Worth 4.7% Destin 4.6% Salt Lake City 4.3% Denver 4.2% Sausalito/San Francisco 4.0% Charleston 3.5% Sedona 3.5% San Diego 3.2% Sonoma 3.0% Atlanta 2.3% New Orleans 2.1% Huntington Beach 2.1% Phoenix 1.8% Austin 1.7% Burlington 1.5% Lake Tahoe 1.4% Paradise Valley/Yellowstone 0.9% Minneapolis 0.8% DC Metro 0.5% Total 100.0%

WHY DIAMONDROCK? “Our mission is to create outstanding long-term value for our shareholders, rewarding careers for our team members, positive experiences for our guests, and a sustainable contribution to our community.” MANAGEMENT ALIGNMENT TO DRIVE OUTPERFORMANCE ✓ Adjusted performance-based compensation to 100% TSR, focused on top decile performance ✓ Streamlined executive team in 2024, lowering annual G&A by $3MM, or 10% ✓ Integrated Operations and Investments teams, under leadership of President/COO 4 RELENTLESS FOCUS ON SHAREHOLDER VALUE CREATION ✓ Targeting long-term average annual “FFO/sh growth + dividend yield” 100-200bps above peers ✓ Embedded dividend growth over the next several years ✓ Releasing untapped or underappreciated value and cash flow at the hotel and corporate level PRUDENT CAPITAL ALLOCATION ✓ Repurchased common shares at a ~10% implied capitalization rate since mid-2024 ✓ Optimizing renovation cycles where appropriate ✓ Recycling low free cash flow (FCF) yielding assets into high FCF yielding investments LAKE AUSTIN SPA RESORT HENDERSON BEACH RESORT

FCF PER SHARE GROWTH OUTPERFORMANCE DRIVING TOTAL SHAREHOLDER RETURNS

"A long-term commercial real estate investor should have a relentless focus on growing Free Cash Flow per share."

DIAMONDROCK 2023-25 FCF/SH CAGR

+10.6%

PREMIUM VS. PEERS

+350BPS

T3-YR TSR PREMIUM VS. PEERS

+1200BPS



2018-2025 Total FCF/sh
2023-2025 Total FCF/sh
40%
30%
20%
10%
0%
(10%)
(20%)
(30%)
(40%)
14%
(27%)
22%
15%
DRH
Full-Service Peers

Source: Company documents, FactSet, Peers defined as: HST, PK, XHR, PEB, SHO

- Outsized Free Cash Flow Per Share Growth Over the Medium and Long Term vs. Peers
- ~32% Lower Cap Ex Per Key Spent vs. Peers Over Trailing 5 Years, ~19% Lower Over Trailing 10 Years
- Optimizing Renovation Cycles and Scopes Across Portfolio
- Anticipated Capital Spend Incrementally Important In Capital Recycling Decisions

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BENEFITS OF A PREDOMINANTLY THIRD-PARTY MANAGED PORTFOLIO 6 ✓ Greater control over expenses, Cap Ex, and cash ✓ Contracts are short term and generally terminable at will ✓ Decision-making catered to each hotel’s unique needs ✓ Flexibility around distribution channels and service providers ✓ Ability to quickly test/implement profit enhancing technologies ✓ Driven to be at the forefront of harnessing AI to attract guests and improve efficiencies % OF THIRD-PARTY MANAGED ROOMS Source: Company documents, CoStar EBITDA PER KEY DIFFERENTIAL VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS 15% TO 20%

PROJECTS ARE SCHEDULED THROUGH 2030 Minimizes Earnings Disruption, Reduces Costs, Enhances Execution CAPITAL EXPENDITURES: PREPARATION FOR SUCCESS 7 STABLE ANNUAL CAP EX SPEND = PREDICTABLE CASH FLOW MAXIMIZES SHAREHOLDER RETURNS 0% 2% 4% 6% 8% 10% $0 $25 $50 $75 $100 $125 $150 2014-19 Avg. 2022 2023 2024 2025 2026 2027 2028 2029 2030 7-9% OF REVENUE SCHEDULED TO BE SPENT ANNUALLY “Failing to plan is planning to fail” – Alan Lakein

CAPITAL RECYCLING VALUE CREATION EXAMPLE POTENTIAL DISPOSITION CHARACTERISTICS POTENTIAL ACQUISITION CHARACTERISTICS POTENTIAL NET PORTFOLIO BENEFITS • Lower FCF yielding asset • Minimal return on incremental Cap Ex • Unfavorable ground lease • Higher cost operating environment • Deteriorating market fundamentals • Higher FCF yielding asset • Lower Cap Ex requirement • Fee simple interest • Lower cost operating environment • Recovering or stable market • Depth of ROI investment opportunities • Accelerating FFO/sh & FCF/sh growth • Earned/implied multiple expansion • Cap Ex aligned with return expectations • Portfolio better positioned to drive continued RevPAR index gains ~$8MM of FCF Implies $0.75/sh Value Creation 2024-2025 CAPITAL RECYCLING 8.2% cap rate (minimal Cap Ex) Invested: AC Minneapolis $30MM Invested: Share Repurchases $63MM Invested: Sedona ROI Project $25MM ~10% cap rate 10%+ stabilized yield on cost Sold: Westin DC $92MM 7% Cap Rate ~5% FCF Yield 8 DISPOSITION LOWEST FCF ACQUISITION INCREMENTAL PROCEEDS ($MM) YIELD AVG. FCF YIELD FCF ($MM) 100 2.7% 6.5% 3.8 150 2.7% 6.5% 5.7 200 2.7% 6.5% 7.6 250 2.7% 6.5% 9.5 300 2.7% 6.5% 11.4

WELL-POSITIONED: LEISURE AS A LONG-TERM SECULAR DRIVER

23 Hotels
4,342 Keys

57% of Portfolio by Revenue

12 Independent Hotels

100% Unencumbered by Management

LUXURY & LIFESTYLE RESORTS

SEDONA, AZ

L'AUBERGE DE SEDONA

HUNTINGTON BEACH, CA

KIMPTON SHOREBREAK RESORT

LAKE TAHOE, CA

THE LANDING RESORT AND SPA

SAUSALITO, CA

CAVALLO POINT

SONOMA, CA

THE LODGE AT SONOMA RESORT

VAIL, CO

THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL

HENDERSON BEACH RESORT

DESTIN, FL

HENDERSON PARK INN

FORT LAUDERDALE, FL

KIMPTON SHOREBREAK FT. LAUDERDALE BEACH RESORT

FORT LAUDERDALE, FL

WESTIN FORT LAUDERDALE BEACH RESORT

KEY WEST, FL

HAVANA CABANA

KEY WEST, FL

MARGARITAVILLE BEACH HOUSE

MARATHON, FL

TRANQUILITY BAY RESORT

PRAY, MT

CHICO HOT SPRINGS

AUSTIN, TX

LAKE AUSTIN SPA RESORT

URBAN LIFESTYLE HOTELS

PHOENIX, AZ

HOTEL PALOMAR PHOENIX

SAN FRANCISCO, CA

HOTEL EMBLEM

DENVER, CO

HOTEL CLIO, A LUXURY COLLECTION HOTEL

CHICAGO, IL

THE GWEN, A LUXURY COLLECTION HOTEL

NEW ORLEANS, LA

BOURBON ORLEANS HOTEL

BOSTON, MA

THE DAGNY

CHARLESTON, SC

THE LINDY CHARLESTON HISTORIC DISTRICT

BURLINGTON, VT

HOTEL CHAMPLAIN

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RESILIENCE OF LEISURE TRAVEL 10 Per CBRE, population growth in heaviest traveling segments (Millennials & Baby Boomers) with more flexibility, money, and desire for more experiences should lead to more leisure travel. 60.8 62.3 71.5 90.4 Family Formation/Millennials (25-39) Active Retirement/Baby Boomers (55-79) 2010 2030 U.S. Population by Age Segment Over Time (in MM) Peak Travel Years EXTRAORDINARY LEISURE DEMAND= 4.4 Days Per Week 2019 Days Per Week in Office of an Average U.S. Office Worker 3.4 Days Per Week Post-Pandemic Days Per Week in Office of an Average U.S. Office Worker 2.7B Incremental Days of Locational Flexibility Upside Opportunity with Locational Flexibility Source: CBRE Hotels Research MORE PEOPLE MORE FLEXIBILITY Long Term Shift In Spending on Experiences Over Goods Spend on Goods Spend on Food Service/Hotels Source: Federal Reserve Bank of St. Louis MORE EXPERIENTIAL SPENDING

WELL-POSITIONED: GROUP AND URBAN DEMAND RECOVERY

URBAN GROUP HOTELS

5 Hotels
3,443 Keys

32% of Portfolio by Revenue

Strong Convention Markets

SAN DIEGO, CA



WESTIN SAN DIEGO BAYVIEW

CHICAGO, IL



CHICAGO MARRIOTT MAGNIFICIENT MILE

BOSTON, MA



WESTIN BOSTON SEAPORT

FORT WORTH, TX



THE WORTHINGTON

SALT LAKE CITY, UT



SALT LAKE CITY MARRIOTT DOWNTOWN

URBAN LIMITED-SERVICE HOTELS

4 Hotels
1,025 Keys

8% of Portfolio by Revenue

100% Unencumbered by Management

DENVER, CO



COURTYARD DENVER DOWNTOWN

MINNEAPOLIS, MN



AC MINNEAPOLIS DOWNTOWN

NEW YORK, NY



COURTYARD MANHATTAN/MIDTOWN EAST

NEW YORK, NY



HILTON GARDEN INN TIMES SQUARE CENTRAL

SUBURBAN HOTELS

2 Hotels, 590 Keys

3% of Portfolio by Revenue

100% Unencumbered by Management

ATLANTA, GA



ATLANTA MARRIOTT ALPHARETTA

BETHESDA, MD



EMBASSY SUITES BETHESDA

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Q1 2026 OPERATING HIGHLIGHTS KEY TAKEAWAYS KIMPTON HOTEL PALOMAR PHOENIX • Invested $20.8MM in capital improvements at our hotels, including: • Room renovation at the Courtyard by Marriott New York Manhattan/Midtown East • Room renovation at the Henderson Park Inn • Investing $80-90MM in capital improvements in 2026 • In line with corporate strategy of investing 7-9% of total revenues annually over next 5 years • Executed a new franchise agreement for the Westin Boston Seaport District • New agreement effective January 1, 2027, and creates value for shareholders over the near, medium, and long term Q1 2026 RESULTS EXCEEDED EXPECTATIONS +2.0% +8.0% +15.8% RevPAR Change Hotel EBITDA Change Adjusted FFO/sh Change +2.5% TRevPAR Change URBAN RESORTS+1.6%+0.9% REVPAR TREVPAR vs. 2025vs. 2025 REVPAR TREVPAR vs. 2025 vs. 2025 12 +3.6% +3.7%

2026 GUIDANCE & ASSUMPTIONS ASSUMPTIONS Cash Corporate Expenses $25.0MM to $26.0MM Cash Interest Expense $57.8MM to $58.8MM Weighted Average Shares 208.0MM 2026 GUIDANCE 13 METRIC LOW END HIGH END LOW END HIGH END LOW END HIGH END Comparable RevPAR Growth 1.0% 3.0% 1.5% 3.5% 1.5% 3.5% Comparable Total RevPAR Growth 1.25% 3.25% 1.75% 3.75% 1.75% 3.75% Adjusted EBITDA $287.0MM $302.0MM $296.0MM $308.0MM $290.2MM $302.2MM Adjusted FFO $227.0MM $242.0MM $233.5MM $245.5MM $228.4MM $240.4MM Adjusted FFO per Share $1.09 $1.16 $1.12 $1.18 $1.10 $1.16 INITIAL (FEB 2026) ADJUSTED FOR SALEUPDATED (MAY 2026)

2026 INDUSTRY AND DIAMONDROCK SPECIFIC TAILWINDS

INDUSTRY TAILWINDS

- LIBERATION DAY COMP
- GOV'T SHUTDOWN COMP
- HOLIDAY CALENDAR

PREFERRED STOCK REDEMPTION

- 12/31/2025 Redemption of 8.250% Series A Cumulative Redeemable Preferred Stock
- $121.5MM cash on hand utilized
- $0.03 FFO per share (net) tailwind in 2026
- Redemption in line with capital allocation strategy

L'AUBERGE DE SEDONA

- Q2-Q4 2026 group revenue pace +130%
- 50bp+ portfolio RevPAR tailwind in 2026
- 10%+ Yield on Cost at Stabilization



DRH'S FIFA WORLD CUP EBITDA EXPOSURE



No. CA 7%
Boston 13%
NYC 7%
Atlanta 2%
Ft. Worth 5%
Ft. Lauderdale 6%

In DRH Markets:

55% of Group Stage U.S. games

55% of Round 16-32 U.S. games

67% of Quarter/Semifinal games

100% of Bronze/Final games

2026 GROUP REVENUE PACE

- Q2-Q4 revenue pace +1%, with relative strength in Q2 & Q4
- Rates up ~3% quarterly
- Six hotels account for 2/3 of group revenues on the books

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2025 KEY ROI PROJECT: L’AUBERGE DE SEDONA 15 RENOVATION & INTEGRATION OF L’AUBERGE DE SEDONA • New cliffside pool, bar, and event space with some of the best views of Sedona’s red rocks • Significant rate opportunity • Q4 2025-Q1 2026 RevPAR +25%, EBITDA +55% • Total Cost: $25MM • Stabilized Yield on Cost: 10%+ • Completed: Q3 2025

VALUE CREATION OPPORTUNITIES & POTENTIAL LONG-TERM ROI PROJECTS Exploring Adding More Waterfront Guest Rooms Courtyard Denver Downtown Franchise Expiration in 2027 Potential Upbranding & Expansion Exploring Adding 11 Keys Exploring Spa and Meeting Space Expansion Exploring Adding New CabinsFranchise Expired in 2025 Value Creation Opportunity 16 Currently 37 Rooms Entitled for 135 Ocean-Front Units

Term Loan 2 $300MM $0 $200 $400 $600 $800 2026 2027 2028 2029 2030 2031 Term Loan 1 $500MM Term Loan 3 $300MM Revolver 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x HST DRH APLE RHP CLDT SHO XHR PK RLJ PEB INN BALANCE SHEET: SIMPLE, CONSERVATIVE, & POSITIONED FOR GROWTH 17 High LeverageLow Leverage RELATIVELY LOW LEVERAGE & NO NEAR-TERM MATURITIES • Amended revolving credit facility in July 2025 • Upsized to $1.5B, from $1.2B • Earliest debt maturity, inclusive of extensions, is January 2029 • All DRH debt is unsecured and prepayable at any time without prepayment penalty • 30/70 fixed to floating, inclusive of swaps • No preferred equity outstanding, no joint ventures, no mortgage debt • Weighted average interest rate of 5.0% as of Q1 2026 Source: Company documents, FactSet consensus Note: Units in millions. Reflects one year extension options on Term Loans 1 & 3 and Revolver 2026 NET DEBT + PREFERRED / EBITDA DEBT MATURITY SCHEDULE

NEGLIGIBLE NEW SUPPLY FOR SEVERAL YEARS 18 28 OF 34 HOTELS HAVE NO COMPETITIVE NEW SUPPLY OPENING IN 2026 Supply defined as under construction hotels opening 2026-2028 in STR classes +/- one to DRH hotels within radius of competitive set. Markets sized by 2025 EBITDA. No Supply Growth 1-5% Growth 5-10% Growth >10% Growth Sonoma Lake Tahoe Sausalito San Francisco Huntington Beach San Diego Phoenix Sedona Salt Lake City Paradise Valley/Yellowstone Minneapolis Chicago Atlanta Destin New Orleans FL Keys Ft. Lauderdale Charleston Bethesda Boston Burlington NYC Denver Austin Ft. Worth Vail

CORPORATE RESPONSIBILITY ACCOMPLISHMENTS GRESB ANNUAL RESULTS VS PEER GROUP 2025 DRH GRESB SCORE & RECOGNITION FIVE CONSECUTIVE YEARS AS SECTOR LEADER GRESB REAL ESTATE ASSESSMENT • Ranked 3rd in Americas and 5th Worldwide for GRESB Score within Hotels/Listed • Top 20% GRESB Score among 95 U.S. Listed Companies GRESB PUBLIC DISCLOSURE • Perfect score – 100 – 1st of 10 companies • Ranked 1st within the U.S. Hotels with a score of “A” compared to the Peer Group Average of “B” and the GRESB Global Average of “B” ISS ESG RANKINGS 3ENVIRONMENTAL 3SOCIAL 1GOVERNANCE As of December 2025 NAREIT AWARD • Received NAREIT’s 2024 Leader in the Light Award 19 2017 2018 2019 2020 2021 2022 2023 2024 2025 DRH GRESB Score 53 75 81 84 86 82 85 86 86 Peer Score Average 57 58 69 69 72 65 77 80 75 Index to Peer Score Avg 93% 129% 117% 122% 119% 126% 110% 108% 115%

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